UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

Oxford Square Capital Corp.

(Name of Registrant as Specified in Its Charter)

___________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS EASY ONLINE ACCESS – REQUEST BY INTERNET Log on to the Internet and go to: https://www.proxy - direct.com/oxf - 33983 On this site you can view the Proxy Materials online, request paper copies, request an email with a link to the Proxy Materials and/or set future delivery preferences. Just follow the steps outlined on this secure website. E - MAIL REQUEST AT: proxymaterials@computershare.com: Email us to request Proxy Materials for the Stockholder Meeting and/or to set future delivery preferences. - Provide only your 14 - Digit Control Number and 8 - Digit Security Code as listed on this Notice in your email request for materials. - If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the email address. TELEPHONE REQUESTS - CALL 1 - 877 - 816 - 5331 Obtain paper copies of the Proxy Materials with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. at NO CHARGE to you . Follow the instructions provided in the recorded messages. PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN AUGUST 14, 2024, TO FACILITATE TIMELY DELIVERY. OXFORD SQUARE CAPITAL CORP. PO Box 43131 Providence, RI 02940 - 3131 IMPORTANT PROXY INFORMATION Your Vote Counts! PLEASE USE THE 14 - DIGIT CONTROL NUMBER & 8 - DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET . When you are ready to vote, you can use the same Control Number & Security Code to record your vote . The Annual Meeting of Stockholders of Oxford Square Capital Corp . (the “Company”) will be held on August 23 , 2024 , at 9 : 00 a . m . , (Eastern Time), in the second floor conference room of the Company’s corporate headquarters, located at 8 Sound Shore Drive, Greenwich, Connecticut 06830 . We reserve the right to reconsider the date, time, and/or means of convening the Annual Meeting, including holding the Annual Meeting by means of remote communications . If we take this step, we will announce the decision to do so in advance, and details on how to participate in the Annual Meeting will be issued by press release and filed with the U . S . Securities and Exchange Commission as additional proxy material . We urge you to retain your control or proxy voting number after you vote in case changes are made to the Annual Meeting format and such information is again required . As a stockholder, it is important for you to vote! On the back of this Notice (as defined below), you will find a summary of the proposals being voted on at the Annual Meeting . This communication is NOT a form for voting and presents only an overview of the more complete Proxy Materials (as defined below) that are available to you on the Internet or by mail . We encourage you to access and review all of the important information contained in the Proxy Materials before voting . The Proxy Materials also include instructions on how to vote your shares . The Proxy Materials, which include the Proxy Statement, the Notice of 2024 Annual Meeting of Stockholders (the “Notice”), the accompanying Annual Report of the Company for the fiscal year ended December 31 , 2023 and the Form of Proxy Card (collectively, the “Proxy Materials”), are available at : https://www.proxy - direct.com/oxf - 33983 If you want to receive a paper copy of the Proxy Materials or an email with a link to the Proxy Materials, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within three business days of receipt of the request. Please make your request as soon as possible, but no later than August 14, 2024, to facilitate timely delivery . ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS. Annual Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions. Important Notice Regarding the Availability of Proxy Materials for the Oxford Square Capital Corp. Annual Meeting of Stockholders to Be Held on August 23, 2024. OXF_33983_NA_061124

OXF_33983_NA_061124 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN The following matters will be considered at the Meeting: 1. To elect two directors to serve until the 2027 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. 01. Jonathan H. Cohen 02. George Stelljes III 2. To ratify the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. 3. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements. If you wish to attend the Annual Meeting, please follow the instructions in the Proxy Materials and bring this Notice and proper identification with you to the Annual Meeting. Please refer to the Proxy Materials for further details on the proposals and for instructions on how to vote your shares. Common Questions about Notice and Access Why am I receiving a Notice of Internet Availability instead of a Proxy Card and Proxy Statement? Oxford Square Capital Corp . has elected to utilize the Notice and Access distribution model pursuant to a rule adopted by the SEC in 2007 . Notice and Access allows public companies to furnish proxy materials to stockholders over the Internet by providing stockholders with a notice indicating how to access the proxy materials online, as well as instructions on how stockholders can request a full set of printed proxy materials via mail . As a stockholder, you can select the means by which you access the Proxy Materials . You can view the Proxy Materials electronically via the Internet, or request a full set of printed Proxy Materials for the Annual Meeting and all future stockholder meetings, or you can make that choice on a case by case basis . How do I access the Proxy Materials, set my preference for future stockholder meeting materials and record my vote? On the front side of this Notice are easy to follow instructions on how to access the Proxy Materials electronically or request a full set of printed Proxy Materials . Once you are on the website or ordering on the phone, you can also make your selection for future meetings . When you are ready to vote, electronic voting is available by Internet or Touch Tone Telephone by using the Control Number and Security Code on the front of this Notice . The Touch Tone phone number for voting is different from the ordering phone number and is displayed on the website . If you want to vote via mail, you will need to request a paper copy of the Proxy Materials to receive a Proxy Card and Return Envelope . If I request printed Proxy Materials, how long will it take for me to receive them? The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request .